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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): OCTOBER 27, 2004

                        NORTHERN BORDER PIPELINE COMPANY
             (Exact name of registrant as specified in its charter)


            TEXAS                      333-88577                  74-2684967
(State or other jurisdiction of       (Commission               (IRS Employer
     Identification No.)             incorporation)              File Number)


      13710 FNB PARKWAY
       OMAHA, NEBRASKA                                    68154-5200
(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (402) 492-7300


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01   REGULATION FD DISCLOSURE.

         As previously announced, Enron Corp has agreed to sell CrossCountry Energy, LLC ("CrossCountry Energy") to CCE Holdings, LLC ("CCE Holdings"), a joint venture between Southern Union Company and GE Commercial Finance Energy Financial Services. On September 16, 2004, Southern Union Company and ONEOK,Inc. each announced that ONEOK had entered into an agreement to purchase Northern Plains Natural Gas Company, Pan Border Gas Company and NBP Services Corporation (collectively the "Transfer Group Companies") from CCE Holdings. CrossCountry Energy owns Northern Plains Natural Gas Company and Pan Border Gas Company, two of Northern Border Partners, L.P.'s general partners. Northern Border Partners owns a 70% interest in us.

         CCE Holdings has advised us that Stanley C. Horton, CrossCountry Energy's current President and Chief Executive Officer, will accept a position with CCE Holdings upon the closing of its acquisition of CrossCountry Energy. As Mr. Horton currently is a member of Northern Border Partners' Partnership Policy Committee, a member of our Management Committee and is the Chairman of the Board of Northern Plains Natural Gas Company, our operator, upon the closing of CCE Holdings' sale of the Transfer Group Companies to ONEOK, a new member of the Policy Committee and Management Committee will be appointed to replace Mr. Horton. On or prior to the closing, it is anticipated that a transition agreement will be entered into between CrossCountry Energy and ONEOK that will provide for certain services for a period of time to the Transfer Group Companies. Northern Plains Natural Gas Company in turn provides administrative and operational services to us.

         The information in Item 7.01 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Partnership under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 29, 2004                  NORTHERN BORDER PIPELINE COMPANY
                                         By:  Northern Plains Natural Gas
                                              Company, Operator

                                         By:  /s/ Jerry L. Peters
                                              ----------------------------------
                                              Name:  Jerry L. Peters
                                              Title: Vice President, Finance
                                                     and Treasurer



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